Exhibit 10.10

	APAC Customer Services, Inc.	Phone 847-374-4998
	Six Parkway North Center	Fax 847-236-5453
	Deerfield, IL 60015	wnrothman@apacmail.com
Warren N. Rothman Senior Vice President, Human Resources

SEPARATION AND GENERAL RELEASE AGREEMENT

This SEPARATION AND GENERAL RELEASE AGREEMENT (the “Agreement”), executed this 10th day of July, 2001, is entered into by and between APAC Customer Services, Inc., an Illinois corporation (the “Company”), and John L. Gray (“Executive”).

W  I  T  N  E  S  S  E  T  H

WHEREAS, Executive has been employed as Senior Vice President pursuant to the terms and conditions set forth in that certain letter agreement between Executive and Peter M. Leger, then President and Chief Operating Officer of the Company, dated December 17, 1999 and executed by Executive on December 19, 1999, which agreement incorporates by reference the Restrictive Covenant Agreement made as of December 19, 1999 by and between the Company and Executive (the “Restrictive Covenant Agreement”);

WHEREAS, the Company has determined that it is no longer in need of the services provided by Executive under the terms of the above-referenced letter agreement; and

WHEREAS, the Company has decided to terminate Executive’s employment with the Company other than for Cause, as defined in the above-referenced letter agreement.

NOW, THEREFORE, in consideration of the mutual agreements and understandings set forth herein, and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto, intending to be legally bound, hereby agree as follows:

Section 1.  TERMINATION OF SERVICE; BENEFITS.

(a)    Termination of Employment.  Effective as of July 3, 2001 (the “Separation Date”), Executive’s employment with the Company ceases.

(b)    Payments and Benefits.  The Company shall provide Executive with the payments and benefits set forth in this subsection (b).

(i)  Severance Payments.  The Company shall pay Executive $350,625.00 in severance payments, paid in monthly payments of  $19,479.17 for a period of eighteen (18) months (equal to 150% of Executive’s annual base salary plus a pro rata portion of his target bonus for 2001, less 25%, as of the date hereof). Notwithstanding the foregoing, the Company shall pay to Executive, in accordance with its customary payroll practices (but not later than July 13, 2001) and to the extent not previously paid, Executive’s base salary accrued through the Separation Date (“Accrued Base Salary”), and such payment or payments of Accrued Base Salary shall not reduce or offset the Company’s obligation to make the Severance Payments. If a Change in Control (as defined below) occurs after the Separation Date, the Company shall use its best efforts to pay the remaining Severance Payments due to Executive under this paragraph  (i) in a lump sum as soon as practicable and, if reasonably feasible, before consummation of the Change in Control, but in any event not later than within thirty (30) days after the Change in Control. For purposes of this paragraph (i), a “Change in Control” shall be deemed to have occurred if (A) a tender offer shall be made and consummated for the ownership of more than 50% of the outstanding voting securities of the Company, (B) the Company shall be merged or consolidated with another corporation and as a result of such merger or consolidation less than 50% of the outstanding voting securities of the surviving or resulting corporation shall be owned in the aggregate by the former shareholders of the Company, as the same shall have existed immediately prior to such merger or consolidation, (C) the Company shall sell all or substantially all of its assets to another corporation which is not a wholly-owned subsidiary or affiliate, (D) as the result of, or in connection with, any contested election for the Board, or any tender or exchange offer, merger or business combination or sale of assets, or any combination of the foregoing (a “Transaction”), the persons who were Directors of the Company before the Transaction shall cease to constitute a majority of the Board or the board of directors of any successor to the Company or (E) a person, within the meaning of Section 3(a)(9) or of Section 13(d)(3) (as in effect on the date hereof) of the Securities and Exchange Act of 1934 (“Exchange Act”), other than any employee benefit plan then maintained by the Company, shall acquire more than 50% of the outstanding voting securities of the Company (whether directly, indirectly, beneficially or of record).  For purposes hereof, ownership of voting securities shall take into account and shall include ownership as determined by applying the provisions of Rule 13d-3(d)(1)(i) (as in effect on the date hereof) pursuant to the Exchange Act. Notwithstanding the foregoing, (x) a Change in Control will not occur for purposes of this Agreement merely due to the death of Theodore G. Schwartz, or as a result of the acquisition by Theodore G. Schwartz, alone or with one or more affiliates or associates, as defined in the Exchange Act, of securities of the

Company, as part of a going-private transaction or otherwise, unless Mr. Schwartz or his affiliates, associates, family members or trusts for the benefit of family members (collectively, the “Schwartz Entities”) do not control, directly or indirectly, at least twenty-seven percent (27%) of the resulting entity, and (y) if the Schwartz Entities control, directly or indirectly, less than twenty-seven percent (27%) of the Company’s voting securities while it is a public company, then “33-1/3%” shall be substituted for “50%” in clauses (A), (B) and (E) of this paragraph (i).

(ii)  Stock Options.  Executive acknowledges and agrees that (A) as of the Separation Date, the option granted to him pursuant to the Nonqualified Stock Option Agreement number 00-028, dated as of December 20, 1999, shall be exercisable in accordance with its terms relating to a termination of employment by the Company without cause, (B) as of the Separation Date, the option granted to him pursuant to the Stock Option Agreement number 00004927, dated as of February 6, 2001, shall be exercisable in accordance with its terms relating to a termination of employment by the Company without cause, (C) as of the Separation Date, such options and such option agreements shall otherwise expire and be of no further force or effect.

(iii)  Health Insurance.  Executive acknowledges that his termination of employment hereunder shall constitute a “qualifying event” for purposes of determining his rights under the Consolidated Omnibus Budget Reconciliation Act of 1985 (“COBRA”), and that the continuation of health benefits hereunder shall be at the option of Executive, provided he makes the required premium payments within the prescribed time periods as outlined in the COBRA Information Package that will be sent separately to his home address of record.

(iv)  Other Benefits.  Executive shall receive payment for 116.976 hours of accrued but unused vacation on the next regularly scheduled payday on or after his separation date. Otherwise all other accrued benefits shall be governed by the terms of the plans, policies and procedures of the Company; provided that Executive shall not be entitled to receive any bonus for 2001, including, without limitation, any annual incentive bonus for 2001 under the Company’s Management Incentive Plan; provided further that nothing in this Agreement shall be deemed to constitute a waiver by Executive of Executive’s rights, as of the Separation Date, under the terms of the plans, policies and procedures of the Company, to convert Executive’s participation in a Company group benefit plan to an individual policy, participation in and payment for which individual policy is solely at the expense of Executive.

(v)  References.  The Company agrees to provide, upon request, an employment reference for Executive, indicating the dates on which he was employed as Senior Vice President. The Company agrees to inform anyone requesting a reference that Executive ceased employment on July 3, 2001. The Company also agrees to indicate, to anyone who requests a reference, that there were no negative issues with regard to Executive’s performance.

Section 2.  MUTUAL RELEASE.

(a)  Executive’s Release.

(i)  Executive hereby knowingly and voluntarily RELEASES, INDEMNIFIES, AND FOREVER DISCHARGES the Company and the Company’s subsidiaries and affiliates, together with all of their respective past and present directors, managers, officers, partners, employees and attorneys, and each of their predecessors, successors and assigns, and any of the foregoing in their capacity as a shareholder or agent of the Company or its subsidiaries or affiliates (collectively, “Releasees”) from any and all claims, charges, complaints, promises, agreements, controversies, liens, demands, causes of action, obligations, attorneys’ fees, damages and liabilities of any nature whatsoever, known or unknown, suspected or unsuspected, which Executive or his executors, administrators, successors or assigns ever had, now have, or may hereafter claim to have against any of the Releasees by reason of any matter, cause or thing whatsoever, whether or not previously asserted before any state or federal court or before any state or federal agency or governmental entity, even if such act or omission is found to have been an INTENTIONAL ACT OR OMISSION, OR A NEGLIGENT ACT OR OMISSION by the Releasees, from the beginning of time to the Separation Date (the “Executive’s Release”); provided that, nothing herein shall be deemed to release any of Executive’s right to enforce this Agreement.

(ii)  The Executive’s Release includes, without limitation, any rights or claims arising out of or relating in any way to Executive’s employment by or separation from the Company or otherwise relating to any of the Releasees, or arising under any state or federal statute or regulation, including the Civil Rights Act of 1964, the Civil Rights Act of 1991, the Americans with Disabilities Act of 1990, the Rehabilitation Act of 1973, the Employee Retirement Income Security Act of 1974, and the Family Medical Leave Act of 1993, the Fair Labor Standards Act, the Worker Adjustment and Retraining Notification Act of 1988, the Illinois Human Rights Act, each as amended, or any other federal, state or local law, regulation, ordinance or common law (including, without limitation, claims based on breach of contract, tort, fraud or fraudulent inducement), or under any policy, agreement, understanding or promise, whether written or oral, formal or informal, between any of the Releasees and Executive.

(b)  Except as provided below, the Company, on its behalf and that of its subsidiaries and affiliates and their officers and directors, agents, employees, successors and assigns (solely in their capacity as officers or directors of the Company or its subsidiaries or affiliates) hereby knowingly and voluntarily releases and forever discharges Executive and his heirs, beneficiaries or assigns (the “Executive Released Parties”) from any and all claims, charges, complaints, promises, agreements, controversies, liens, demands, causes of action, obligations, damages and liabilities of any nature whatsoever that it had, now has, or may hereafter claim to have against the Executive Released Parties arising out of or relating in any way to Executive’s employment by or separation from the Company or its subsidiaries or affiliates, whether or not previously asserted before any state or federal court or before any state, federal or regulatory agency or governmental entity, from the beginning of time to the Effective Date; provided, that, nothing herein shall be deemed to release any of the Company’s rights under this Agreement or the Restrictive Covenant Agreement; provided further that this subsection (b) shall not be effective unless and until Executive has granted the Company an irrevocable waiver of claims under the Age Discrimination  in Employment Act of 1967, as amended.

Section 3.  REPRESENTATIONS.

(a)  Executive represents and warrants that, to the knowledge of Executive, there is no reasonable basis for any third party to assert any claim against the Releasees acting in their capacities under any federal, state or local law, including a breach of any applicable duty under common law. Executive further represents and warrants that, to the knowledge of Executive, there are no claims, actions, suits, investigations or proceedings threatened against the Releasees under any federal, state or local law, including a breach of any applicable duty under common law. Executive further represents and warrants that there is no reasonable basis for the Company or its subsidiaries or affiliates to assert any claim against

Executive for violation of any federal, state, or local law, or breach of any applicable duty under common law.

(b)  Executive represents that the Company has advised him to consult with an attorney of his choosing prior to signing this Agreement. Executive represents that he understands and agrees that he has the right to have this Agreement and, specifically, Executive’s Release, reviewed by an attorney of Executive’s choice and that he has in fact reviewed this Agreement and, specifically, Executive’s Release, with an attorney of his choice. Executive further represents that he read and understood each and every provision in this Agreement and that he had the opportunity to consult with an attorney of his choice regarding the effect of each and every provision of this Agreement.

(c)  Executive acknowledges that the Company is not entering into this Agreement because it believes that Executive has any cognizable legal claim against the Releasees. Executive acknowledges and agrees that the purpose of this Agreement is to provide him with further assistance in the transition of his employment status, while at the same time protecting the Releasees from the expense and disruption which are often incurred in defending against even a groundless lawsuit.

(d)  Executive represents that he understands and agrees that the Company is under no obligation to offer him this Agreement, that Executive is under no obligation to consent to Executive’s Release, and that Executive has entered into this Agreement freely and voluntarily with complete understanding of all relevant facts, and that this Agreement and Executive’s Release are fair, adequate and reasonable.

Section 4.  RESTRICTIVE COVENANT AGREEMENT.  Executive acknowledges and agrees that the Restrictive Covenant Agreement, a copy of which is appended to this Agreement as Attachment I, remains in effect between the Company and Executive and is hereby made a part hereof and incorporated herein in its entirety by reference.

Section 5.  COOPERATION.  Executive agrees that he will fully cooperate in any claims, litigation or other legal actions in which the Company or its subsidiaries or affiliates may become involved. Such cooperation shall include Executive making himself available, upon the request of the Company and at the Company’s expense, for depositions, court appearances and interviews by Company’s counsel.  To the maximum extent permitted by law, Executive agrees that he will notify the Company’s Senior Vice President, General Counsel and Secretary, if he is contacted by any government agency or any other person contemplating or maintaining any claim or legal action against the Company or its subsidiaries or affiliates or by any agent or attorney of such person.

Section 6.  NOTICE.  For purposes of this Agreement and the Restrictive Covenant Agreement, notices and all other communications provided for in this Agreement or the Restrictive Covenant Agreement shall be in writing and shall be deemed to have been duly given when delivered by hand or mailed by United States registered mail, return receipt requested, postage prepaid as follows:

If to the Company:

APAC Customer Services, Inc.

Six Parkway North, Suite 400

Deerfield, Illinois 60015

Attn:  Senior Vice President, Human Resources

If to Executive:

Executive’s home address as reflected on the Company’s

records

or such other address as either party may have furnished to the other in writing in accordance herewith, except that notices of change of address shall be effective only upon receipt.

Section 7.  MISCELLANEOUS.

(a)  Governing Law.  This Agreement shall be governed by and construed in accordance with the laws of the State of Illinois without regard to its conflicts of law principles. Executive hereby consents to the jurisdiction of the state and federal courts in Illinois in the event that any disputes arise under this Agreement.

(b)  Headings.  The section and paragraph headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

(c)  Counterparts.  This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

(d)  Termination of Employment Agreement.  Executive agrees and acknowledges that, on and after the Separation Date, he has no further rights under that certain letter agreement between Executive and Peter M. Leger, dated December 17, 1999 and executed December 19, 1999 referenced above, or any other agreement relating to the terms and conditions of his employment.

(e)  Modification; Waiver or Discharge.  This Agreement is entered into between the Company and Executive for the benefit of each of the Company (including its subsidiaries and affiliates) and Executive. No provisions of this Agreement may be modified, waived or discharged unless such waiver, modification or discharge is agreed to in writing signed by Executive and the Company. No waiver by either party hereto at any time of any breach by the other party hereto of, or compliance with, any condition or provision of this Agreement to be performed by such other party shall be deemed a waiver of similar or dissimilar provisions or conditions at the same or at any prior or subsequent time.

(f)  Severability.  If any term or other provision of this Agreement is invalid, illegal or incapable of being enforced by any rule of law or public policy, all other conditions and provisions of this Agreement shall nevertheless remain in full force and effect.

(g)  Successors; Third-Party Beneficiaries.  This Agreement shall be binding upon and shall inure to the benefit of each of the parties hereto, and their respective heirs, legatees, executors, administrators, legal representatives, successors and assigns; provided that the provisions of Section 2(a) hereof are intended to be for the benefit of, and shall be enforceable by, each Releasee and his, her or its heirs, legatees, executors, administrators, legal representatives, successors and assigns; and provided further that the provisions of Section 2(b) hereof are intended to be for the benefit of, and shall be enforceable by, each Executive Released Party and his, her or its heirs, beneficiaries and assigns. Except as set forth in the immediately preceding sentence, this Agreement is solely for the benefit of Executive and the Company and shall not inure to the benefit of any third party.

(h)  Withholding.  All payments made by the Company to Executive pursuant to Section 1(b) of this Agreement shall be reduced by all federal, state, city or other taxes that are required to be withheld pursuant to any law or governmental regulation. Executive agrees that he is fully and solely responsible for any and all other income tax or withholding liability, if any, and all other taxes that may attach to all amounts paid to him under this Agreement. Executive agrees to DEFEND, INDEMNIFY, AND HOLD FOREVER HARMLESS Releasees against any and all claims, demands, disputes, costs, or expenses of whatever kind or character, including but not limited to taxes, interest, and penalties that may result from any of the payments to him hereunder.

(i)  No Assignments.  Executive represents and warrants that he has not assigned, pledged, encumbered, or otherwise in any manner whatsoever sold or transferred, either by instrument in writing or otherwise, any right, claim, cause of action, title, interest, lien, or security interest released herein or relating in any way to the claims that were or could have been asserted by Executive against the Releasees.

Section 8.  ENTIRE AGREEMENT.  This Agreement and the Restrictive Covenant Agreement constitutes the entire understanding among the parties and may not be modified without the express written consent of the parties. This Agreement and the Restrictive Covenant Agreement supersede any and all prior agreements, understandings and negotiations regarding the subject matter hereof, both written and oral, between the parties hereto.

[Remainder of page intentionally left blank.]

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed as of the date first above written.

APAC CUSTOMER SERVICES, INC.

		By:	/s/ Steven A. Shlensky
Name: STEVEN A. SHLENSKY
Title: SVP, STRATEGIC PLANNING AND CORPORATE DEVELOPMENT

STATE OF ILLINOIS	§
§
COUNTY OF COOK	§

BEFORE ME, the undersigned authority, on this day personally appeared John L. Gray, who being by me first duly sworn, stated on his oath that he has read the above and foregoing Separation and General Release Agreement, that he is fully competent and authorized to execute the same on behalf of himself, that he understands the same, and that he executed the Separation and General Release Agreement for the purposes and consideration therein expressed.

SUBSCRIBED AND SWORN to before me on this 9 day of July, 2001.

/s/ Stephanie L. Bryce
Notary Public
[SEAL OF NOTARY PUBLIC]
/s/ John L. Gray
John L. Gray

APAC Customer Services, Inc.	Phone 847-374-4980
Six Parkway North Center	Fax 847-945-2938
Deerfield, IL 60015	www.apaccustomerservices.com

ADEA RELEASE AGREEMENT

This ADEA RELEASE AGREEMENT (the “Agreement”), executed this 10th day of July, 2001, is entered into by and between APAC Customer Services, Inc., an Illinois corporation (the “Company”), and John L. Gray (“Executive”).

W  I  T  N  E  S  S  E  T  H

WHEREAS, Executive was employed as Senior Vice President pursuant to the terms and conditions set forth in that certain letter agreement between Executive and Peter M. Leger, then President and Chief Operating Officer of the Company, dated December 17, 1999 and executed by Executive on December 19, 1999, which agreement incorporates by reference the Restrictive Covenant Agreement made as of December 19, 1999 by and between the Company and Executive (the “Restrictive Covenant Agreement”);

WHEREAS, the Company has determined that it is no longer in need of the services provided by Executive under the terms of the above-referenced letter agreement and has decided to terminate Executive’s employment with the Company other than for Cause, as defined in the above-referenced letter agreement;

WHEREAS, Executive and the Company have entered into a Separation and General Release Agreement, dated July 10th, 2001 (the “Separation Agreement”), that addresses certain matters relating to termination of the employment relationship between Executive and the Company;

WHEREAS, in connection with Executive’s termination of employment, the parties hereto desire to resolve fully and finally all matters relating to the termination of the employment relationship between Executive and the Company.

NOW, THEREFORE, in consideration of the mutual agreements and understandings set forth herein, and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto, intending to be legally bound, hereby agree as follows:

Section 1.  PAYMENTS.  In consideration of the release by Executive set forth in Section 2(a), the Company shall pay Executive a total of $116,875.00, paid in monthly payments of $6,493.06 for a period of eighteen (18) months (equal to 150% of Executive’s annual base salary plus a pro rata portion of his target bonus for 2001, less 75%, as of the date of the Separation Agreement) beginning on the eighth (8th) calendar day after the date this Agreement is signed by Executive and delivered to the Company (the “Effective Date”).  If a Change in

Control (as defined below) occurs after the Effective Date, the Company shall use its best efforts to pay the remaining payments due to Executive under this Section 1 in a lump sum as soon as practicable and, if reasonably feasible, before consummation of the Change in Control, but in any event not later than within thirty (30) days after the Change in Control.  For purposes of this Section 1, a “Change in Control” shall be deemed to have occurred if (A) a tender offer shall be made and consummated for the ownership of more than 50% of the outstanding voting securities of the Company, (B) the Company shall be merged or consolidated with another corporation and as a result of such merger or consolidation less than 50% of the outstanding voting securities of the surviving or resulting corporation shall be owned in the aggregate by the former shareholders of the Company, as the same shall have existed immediately prior to such merger or consolidation, (C) the company shall sell all or substantially all of its assets to another corporation which is not a wholly-owned subsidiary or affiliate, (D) as the result of, or in connection with, any contested election for the Board, or any tender or exchange offer, merger or business combination or sale of assets, or any combination of the foregoing (a “Transaction”), the persons who were Directors of the Company before the Transaction shall cease to constitute a majority of the Board or the board of directors of any successor to the Company or (E) a person, within the meaning of Section 3(a)(9) or of Section 13(d)(3) (as in effect on the date hereof) of the Securities and Exchange Act of 1934 (“Exchange Act”), other than any employee benefit plan then maintained by the Company, shall acquire more than 50% of the outstanding voting securities of the Company (whether directly, indirectly, beneficially or of record).  For purposes hereof, ownership of voting securities shall take into account and shall include ownership as determined by applying the provisions of Rule 13d-3(d)(1)(i) (as in effect on the date hereof) pursuant to the Exchange Act. Notwithstanding the foregoing, (x) a Change in Control will not occur for purposes of this Agreement merely due to the death of Theodore G. Schwartz, or as a result of the acquisition by Theodore G. Schwartz, alone or with one or more affiliates or associates, as defined in the Exchange Act, of securities of the Company, as part of a going-private transaction or otherwise, unless Mr. Schwartz or his affiliates, associates, family members or trusts for the benefit of family members (collectively, the “Schwartz Entities”) do not control, directly or indirectly, at least twenty-seven percent (27%) of the resulting entity, and (y) if the Schwartz Entities control, directly or indirectly, less than twenty-seven percent (27%) of the Company’s voting securities while it is a public company, then “33-1/3%” shall be substituted for “50%” in clauses (A), (B) and (E) of this Section 1.

Section 2.  MUTUAL RELEASE.

(a)  ADEA Release.  Executive hereby knowingly and voluntarily RELEASES, INDEMNIFIES, AND FOREVER DISCHARGES the

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Company and the Company’s subsidiaries and affiliates, together with all of their respective past and present directors, managers, officers, partners, employees and attorneys, and each of their predecessors, successors and assigns, and any of the foregoing in their capacity as a shareholder or agent of the Company or its subsidiaries or affiliates (collectively, “Releasees”) from any and all claims arising under the Age Discrimination in Employment Act of 1967, as amended, which Executive or his heirs, legatees, executors, administrators, successors or assigns ever had, now have, or may hereafter claim to have against any of the Releasees by reason of any matter, cause or thing whatsoever, whether or not previously asserted before any state or federal court or before any state or federal agency or governmental entity, from the beginning of time to the Effective Date (the “Executive’s Release”).

(b)  Release by the Company.  Except as provided below, the Company, on its behalf and that of its subsidiaries and affiliates and their officers and directors, agents, employees, successors and assigns (solely in their capacity as officers or directors of the Company or its subsidiaries or affiliates) hereby knowingly and voluntarily releases and forever discharges Executive and his heirs, beneficiaries or assigns (the “Executive Released Parties”) from any and all claims, charges, complaints, promises, agreements, controversies, liens, demands, causes of action, obligations, damages and liabilities of any nature whatsoever that it had, now has, or may hereafter claim to have against the Executive Released Parties arising out of or relating in any way to Executive’s employment by or separation from the Company or its subsidiaries or affiliates, whether or not previously asserted before any state or federal court or before any state, federal or regulatory agency or governmental entity, from the beginning of time to the Effective Date; provided, that, nothing herein shall be deemed to release any of the Company’s rights under this Agreement, the Restrictive Covenant Agreement or the Separation Agreement.

Section 3.  REPRESENTATIONS.

(a)  Executive represents and warrants that, to the knowledge of Executive, there is no reasonable basis for any third party to assert any claim against the Releasees acting in their capacities under any federal, state or local law, including a breach of any applicable duty under common law.  Executive further represents and warrants that, to the knowledge of Executive, there are no claims, actions, suits, investigations or proceedings threatened against the Releasees under any federal, state or local law, including a breach of any applicable duty under common law. Executive further represents and warrants that there is no reasonable basis for the Company or its subsidiaries or affiliates to assert any claim against Executive for violation of any federal, state, or local law, or breach of any applicable duty under common law.

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(b)  Executive represents that the Company has advised him to consult with an attorney of his choosing prior to signing this Agreement.  Executive represents that he understands and agrees that he has the right to have this Agreement and, specifically, Executive’s Release reviewed by an attorney of Executive’s choice and that he has in fact reviewed this Agreement and, specifically, Executive’s Release, with an attorney of his choice.  Executive further represents that he read and understood each and every provision in this Agreement and that he had the opportunity to consult with an attorney of his choice regarding the effect of each and every provision of this Agreement.

(c)  Executive acknowledges that the Company is not entering into this Agreement because it believes that Executive has any cognizable legal claim against the Releasees.  Executive acknowledges and agrees that the purpose of this Agreement is to provide him with further assistance in the transition of his employment status, while at the same time protecting the Releasees from the expense and disruption which are often incurred in defending against even a groundless lawsuit. If Executive elects not to sign or revokes this Agreement, the fact that this Agreement was offered in the first place will not be understood as an indication that the Releasees believed Executive was treated unlawfully or unfairly in any respect.

(d)  Executive represents that he understands and agrees that the Company is under no obligation to offer him this Agreement, that Executive is under no obligation to consent to Executive’s Release, and that Executive has entered into this Agreement freely and voluntarily with complete understanding of all relevant facts, and that this Agreement and Executive’s Release are fair, adequate and reasonable.

Section 4.  REVIEW AND REVOCATION PERIOD. Executive hereby acknowledges that he has twenty-one (21) calendar days after receipt of this Agreement to consider whether to sign it (although Executive may choose voluntarily to sign and deliver this Agreement sooner), and that he has been advised by the Company that he may consult with an attorney of his choice prior to signing and returning this Agreement.  Executive further acknowledges that he may change his mind and revoke this Agreement at any time during the seven (7) calendar days immediately after he signs the Agreement, in which case none of the provisions of this Agreement will have any effect.  Executive acknowledges and agrees that if he wishes to revoke this Agreement within the seven (7)-day revocation period, he must do so by delivering written notification addressed to the Senior Vice President, Human Resources, APAC Customer Services, Inc., Six Parkway North, Suite 400, Deerfield, Illinois 60015, and that such revocation must be signed by Executive and received by the Company no later than 5:00 p.m. central time on the seventh (7th) calendar day after Executive has signed this Agreement.  Executive acknowledges

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and agrees that, in the event he revokes this Agreement, he shall have no right to receive any of the benefits hereunder.

Section 5.  NOTICE.  For purposes of this Agreement, notices and all other communications provided for in this Agreement shall be in writing and shall be deemed to have been duly given when delivered by hand or mailed by United States registered mail, return receipt requested, postage prepaid as follows:

If to the Company:

APAC Customer Services, Inc.

Six Parkway North, Suite 400

Deerfield, Illinois 60015

Attn: Senior Vice President, Human Resources

If to Executive:

Executive’s home address as reflected on the Company’s

records

or such other address as either party may have furnished to the other in writing in accordance herewith, except that notices of change of address shall be effective only upon receipt.

Section 6.  MISCELLANEOUS.

(a)  Governing Law.  This Agreement shall be governed by and construed in accordance with the laws of the State of Illinois without regard to its conflicts of law principles.  Executive hereby consents to the jurisdiction of the state and federal courts in Illinois in the event that any disputes arise under this Agreement.

(b)  Headings.  The section and paragraph headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

(c)  Counterparts.  This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

(d)  Modification; Waiver or Discharge.  This Agreement is entered into between the Company and Executive for the benefit of each of the

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Company (including its subsidiaries and affiliates) and Executive. No provisions of this Agreement may be modified, waived or discharged unless such waiver, modification or discharge is agreed to in writing signed by Executive and the Company. No waiver by either party hereto at any time of any breach by the other party hereto of, or compliance with, any condition or provision of this Agreement to be performed by such other party shall be deemed a waiver of similar or dissimilar provisions or conditions at the same or at any prior or subsequent time.

(e)  Severability.  If any term or other provision of this Agreement is invalid, illegal or incapable of being enforced by any rule of law or public policy, all other conditions and provisions of this Agreement shall nevertheless remain in full force and effect.

(f)  Successors; Third-Party Beneficiaries.  This Agreement shall be binding upon and shall inure to the benefit of each of the parties hereto, and their respective heirs, legatees, executors, administrators, legal representatives, successors and assigns; provided that the provisions of Section 2(a) hereof are intended to be for the benefit of, and shall be enforceable by, each Releasee and his, her or its heirs, legatees, executors, administrators, legal representatives, successors and assigns; and provided further that the provisions of Section 2(b) hereof are intended to be for the benefit of, and shall be enforceable by, each Executive Released Party and his, her or its heirs, beneficiaries and assigns. Except as set forth in the immediately preceding sentence, this Agreement is solely for the benefit of Executive and the Company and shall not inure to the benefit of any third party.

(g)  Withholding.  All payments made by the Company to Executive pursuant to Section 1 of this Agreement shall be reduced by all federal, state, city or other taxes that are required to be withheld pursuant to any law or governmental regulation. Executive agrees that he is fully and solely responsible for any and all other income tax or withholding liability, if any, and all other taxes that may attach to all amounts paid to him under this Agreement. Executive agrees to DEFEND, INDEMNIFY, AND HOLD FOREVER HARMLESS Releasees against any and all claims, demands, disputes, costs, or expenses of whatever kind or character, including but not limited to taxes, interest, and penalties that may result from any of the payments to him hereunder.

Section 7.  ENTIRE AGREEMENT.  This Agreement constitutes the entire understanding among the parties and may not be modified without the express written consent of the parties. This Agreement supersedes any and all prior agreements, understandings and negotiations regarding the subject matter hereof, both written and oral, between the parties hereto; provided that nothing herein shall

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modify or supersede any provision of the Restrictive Covenant Agreement or the Separation Agreement.

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IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed as of the date first above written.

APAC CUSTOMER SERVICES, INC.

	By:	/s/ Steven A. Shlensky
Name: STEVEN A. SHLENSKY
Title: SVP, STRATEGIC PLANNING AND CORPORATE DEVELOPMENT

STATE OF ILLINOIS	§
§
COUNTY OF COOK	§

BEFORE ME, the undersigned authority, on this day personally appeared John L. Gray, who being by me first duly sworn, stated on his oath that he has read the above and foregoing ADEA Release Agreement, that he is fully competent and authorized to execute the same on behalf of himself, that he understands the same, and that he executed the ADEA Release Agreement for the purposes and consideration therein expressed.

SUBSCRIBED AND SWORN to before me on this 9 day of July, 2001.

/s/ Stephanie L. Bryce
Notary Public
[SEAL OF NOTARY PUBLIC]
/s/ John L. Gray
John L. Gray